                                                                   EXHIBIT 10.1

                            CONAGRA 2000 STOCK PLAN


                               NAME AND PURPOSE
                               ----------------

      1.1 NAME. The name of the plan shall be the ConAgra 2000 Stock Plan (the "Plan").

      1.2. PURPOSE OF PLAN. The purpose of the Plan is to foster and promote the long-term financial success of the Company and increase stockholder value by (a) motivating superior performance by means of stock incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of a management team responsible for the long-term financial success of the Company.

                                   SECTION 2

                                  DEFINITIONS
                                  -----------

      2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below:

             (a) "Act" means the Securities Exchange Act of 1934, as amended.

             (b) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, or any combination thereof granted under the Plan, including Awards combining two or more types of Awards in a single grant.

             (c) "Board" means the Board of Directors of the Company.

             (d) "Code" means the Internal Revenue Code of 1986, as amended.

             (e) "Committee" means the Human Resources Committee of the Board, which shall consist of two or more members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 as promulgated under the Act.

             (f) "Company" means ConAgra, Inc., a Delaware corporation (and any successor thereto) and its Subsidiaries.

             (g) "Director Award" means an award of Stock and an award of a Nonstatutory Stock Option granted to each Eligible Director pursuant to
      Section 7.1 without any action by the Board or the Committee.

             (h) "Eligible Director" means a person who is serving as a member of the Board and who is not an Employee.

             (i) "Employee" means any employee of the Company or any of its Subsidiaries.

             (j) "Fair Market Value" means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such exchange
      (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.




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                                                                   EXHIBIT 10.1


             (k) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an Incentive Stock Option within the meaning of Section 422 of the Code or (ii) a Nonstatutory Stock Option.

             (l) "Participant" means any Employee designated by the Committee to participate in the Plan.

             (m) "Plan" means the ConAgra 2000 Stock Plan, as in effect from time to time.

             (n) "Restricted Stock" shall mean a share of Stock granted to a Participant subject to such restrictions as the Committee may determine.

             (o) "Stock" means the Common Stock of the Company, par value $5.00 per share.

             (p) "Stock Appreciation Right" means the right, subject to such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, as determined by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

             (q) "Stock Bonus" means the grant of Stock as compensation from the Company in lieu of cash salary or bonuses otherwise payable to the Participant and stock issued for service awards and other similar Employee recognition programs.

             (r) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, 25% or more of the voting power or of the capital interest or profits interest of such entity.

      2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


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                                                                   EXHIBIT 10.1

                                  SECTION 3

                        ELIGIBILITY AND PARTICIPATION
                        -----------------------------

      Except as otherwise provided in Section 7.1, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

                                 SECTION 4

                         POWERS OF THE COMMITTEE
                         -----------------------

      4.1 POWER TO GRANT. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Awards, and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

      4.2 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons. Notwithstanding anything else contained in the Plan to the contrary, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director receives a Director Award pursuant to
Section 7.1 or regarding the terms of any such Director Award, including, without limitation, the number of shares subject to any such Director Award.

                                 SECTION 5

                          STOCK SUBJECT TO PLAN
                          ---------------------

      5.1 NUMBER. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards (including Director Awards) under the Plan may not exceed 30,000,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose. The maximum number of shares of Stock with respect to which Awards may be granted to any one Employee under the Plan is 10% of the aggregate number of shares of Stock available for Awards under Section 5.1. A maximum of 10% of shares of Stock available for issuance under the Plan may be issued as Restricted Stock and Stock Bonuses.

      5.2 CANCELLED, TERMINATED, FORFEITED OR SURRENDERED AWARDS. Any shares of Stock subject to an Award which for any reason are cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. In the event that any Award is exercised through the delivery of Stock or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Stock by the Company, the number of shares available for Awards under the Plan shall be increased by the number of shares so surrendered or withheld.

      5.3 ADJUSTMENT IN CAPITALIZATION. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger,





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                                                                   EXHIBIT 10.1


consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate transaction or event, (i) the aggregate number of shares of Stock available for Awards under Section 5.1 and (ii) the number of shares and exercise price with respect to Options and the number, prices and dollar value of other Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number of shares of Stock authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of shares subject to each Director Award thereafter granted pursuant to Section 7.1.

                                SECTION 6

                             STOCK OPTIONS
                             -------------

      6.1 GRANT OF OPTIONS. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the exercisability (if any) of the Option in the event of death, retirement, disability or termination of employment, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Options may also be granted in replacement of or upon assumption of options previously issued by companies acquired by the Company by merger or stock purchase, and any options so replaced or assumed may have the same terms including exercise price as the options so replaced or assumed.

      6.2 OPTION PRICE. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

      6.3 EXERCISE OF OPTIONS. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted.

      6.4 PAYMENT. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant to make payment (i) by tendering, by either actual delivery of shares or by attestation, shares of in Stock already owned by the Participant valued at its Fair Market Value on the date of exercise (if such Stock has been owned by the Participant for at least six months) or
(ii) by electing to have the Company retain Stock which would otherwise be issued on exercise of the Option, valued at its Fair Market Value on the date of exercise. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any required tax withholding resulting from such exercise.






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                                                                   EXHIBIT 10.1


      6.5 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

                                SECTION 7

                            DIRECTOR AWARDS
                            ---------------

      7.1    AMOUNT OF AWARD. Each Eligible Director shall receive annually
(i) a grant of a Nonstatutory Stock Option for 9,000 shares of Stock and (ii) a grant of 1,800 shares of Stock from the Company's treasury shares. Such grants shall be made each year immediately following the annual meeting of Company stockholders to those persons who are Eligible Directors immediately following such meeting.

      7.2 NO OTHER AWARDS. An Eligible Director shall not receive any other Award under the Plan.

                                SECTION 8

                       STOCK APPRECIATION RIGHTS
                       -------------------------

      8.1 SAR'S IN TANDEM WITH OPTIONS. Stock Appreciation Rights may be granted to Participants in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

      8.2 OTHER STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may also be granted to Participants separately from any Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

                                SECTION 9

                            RESTRICTED STOCK
                            ----------------

      9.1 GRANT OF RESTRICTED STOCK. The Committee may grant Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock shall be subject to such restrictions, which may relate to continued employment with the Company, performance of the Company, or other restrictions, as the Committee may determine. Each grant of Restricted Stock shall be evidenced by a written agreement setting forth the terms of such Award.

      9.2 REMOVAL OF RESTRICTIONS. The Committee may accelerate or waive such restrictions in whole or in part at any time in its discretion.




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                                                                   EXHIBIT 10.1


                                SECTION 10

                              STOCK BONUSES
                              -------------

      10.1 GRANT OF STOCK BONUSES. The Committee may grant a Stock Bonus to a Participant at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to an employee.

                                SECTION 11

              AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN
              ------------------------------------------------

      11.1 GENERAL. The Board may from time to time amend, modify or terminate any or all of the provisions of the Plan, subject to the provisions of this Section 11.1. The Board may not change the Plan in a manner which would prevent outstanding Incentive Stock Options granted under the Plan from being Incentive Stock Options without the written consent of the optionees concerned. Furthermore, the Board may not make any amendment which would (i) materially modify the requirements for participation in the Plan, (ii) increase the number of shares of Stock subject to Awards under the Plan pursuant to Section 5.1, or (iii) change the minimum exercise price for stock options as provided in Section 6.2, in each case without the approval of a majority of the outstanding shares of Stock entitled to vote thereon. No amendment or modification shall affect the rights of any Employee with respect to a previously granted Award, nor shall any amendment or modification affect the rights of any Eligible Director pursuant to a previously granted Director Award, without the written consent of the Employee or Eligible Director.

      11.2 TERMINATION OF PLAN. No further Options shall be granted under the Plan subsequent to September 30, 2010, or such earlier date as may be determined by the Board.

                               SECTION 12

                       MISCELLANEOUS PROVISIONS
                       ------------------------

      12.1 NONTRANSFERABILITY OF AWARDS. Except as otherwise provided by the Committee, no Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

      12.2 BENEFICIARY DESIGNATION. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee. In the absence of any such designation, Awards outstanding at death may be exercised by the Participant's surviving spouse, if any, or otherwise by his estate.

      12.3 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.





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                                                                   EXHIBIT 10.1


      12.4 TAX WITHHOLDING. The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.

      12.5 CHANGE OF CONTROL. On the date of a Change of Control (as herein defined), all outstanding Options and Stock Appreciation Rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. Change of Control shall mean:

             (a) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (excluding any acquisition or holding by (i) the Company or its subsidiaries (ii) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

             (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

             (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, in which the Company is not the surviving entity and with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

      12.6 AGREEMENTS WITH COMPANY. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee or its designee.

      12.7 COMPANY INTENT. The Company intends that the Plan comply in all respects with Rule 16b-3 under the Act, and any ambiguities or inconsistencies in the construction of the Plan shall be interpreted to give effect to such intention.





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                                                                   EXHIBIT 10.1


      12.8 REQUIREMENTS OF LAW. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

      12.9 EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board subject to approval by the Company's stockholders at the 2000 annual stockholders' meeting.

      12.10 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.





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